UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 21, 2010

The Hartford Financial Services Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Hartford Plaza, Hartford, Connecticut		06155
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	860-547-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 21, 2010, the board of directors (the “Board”) of The Hartford Financial Services Group, Inc. (the “Company”) amended the Company’s Amended and Restated By-laws (the “By-laws”). The Board amended the By-laws to (i) conform descriptions of the standing committees of the Board that appear in Section 2.8 with recent changes to such committees’ duties and responsibilities appearing in their respective amended committee charters and (ii) make other non-substantive changes.

The foregoing description of the By-laws amendments does not purport to be complete and is qualified in its entirety by reference to the By-laws, as amended, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Other Exhibits

Exhibit No.	Description
3.1	Amended and Restated By-laws of The Hartford Financial Services Group, Inc., effective October 21, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

October 27, 2010	By:	Alan J. Kreczko

Name: Alan J. Kreczko
Title: Executive Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-laws of The Hartford Financial Services Group, Inc., effective October 21, 2010